Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2012 of Manhattan Bancorp (the “Company”).

I, Curt A. Christianssen , Executive Vice President and Chief Financial Officer of the Company, certify that, to the best of my knowledge:

1.              The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.              The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such reports.

Dated: November 13, 2012

/s/ Curt A. Christianssen
Curt A. Christianssen
Executive Vice President and
Chief Financial Officer